                                                                     EX-99.B9CV

                                AMENDMENT NO. 4A
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT


Delaware Group Adviser Funds, Inc.
        Corporate Income Fund
        Enterprise Fund
        Federal Bond Fund
        New Pacific Fund
        U.S. Growth Fund
        World Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
        Delaware Fund
        Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
        Blue Chip Fund (New)
        Decatur Income Fund
        Decatur Total Return Fund
        Quantum Fund (New)

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
        Capital Appreciation Fund (New)
        DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
        Value Fund
        Retirement Income Fund (New)

Delaware Group Government Fund, Inc.
        Government Income Series (U.S. Government Fund)

--------------------
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

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Delaware Group Global & International Funds, Inc.
        Emerging Markets Fund (New)
        Global Assets Fund
        Global Bond Fund
        International Equity Fund

Delaware Group Income Funds, Inc. (formerly Delchester)
        Delchester Fund
        High-Yield Opportunities Fund (New)
        Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
        Limited-Term Government Fund
        U.S. Government Money Fund

Delaware Pooled Trust, Inc.
        The Aggressive Growth Portfolio
        The Defensive Equity Portfolio
        The Defensive Equity Small/Mid-Cap Portfolio (New)
        The Emerging Markets Portfolio (New)
        The Fixed Income Portfolio
        The Global Fixed Income Portfolio
        The High-Yield Bond Portfolio (New)
        The International Equity Portfolio
        The International Fixed Income Portfolio (New)
        The Labor Select International Equity Portfolio
        The Limited-Term Maturity Portfolio (New)
        The Real Estate Investment Trust Portfolio

Delaware Group Premium Fund, Inc.
        Capital Reserves Series
        Cash Reserve Series
        Decatur Total Return Series
        Delaware Series
        Delchester Series
        DelCap Series
        Global Bond Series (New)
        International Equity Series
        Trend Series
        Value Series




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Delaware Group Tax-Free Fund, Inc.
        Tax-Free Insured Fund
        Tax-Free USA Fund
        Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Trend Fund, Inc.

DMC Tax-Free Income Trust - Pennsylvania
(doing business as Tax-Free Pennsylvania Fund)









Dated as of:      April 14, 1997




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DELAWARE SERVICE COMPANY, INC.



By: /s/ David K. Downes
    -------------------
        David K. Downes
        President, Chief Executive Officer and Chief Financial Officer



DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP TREND FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA



By: /s/ Wayne A. Stork
    ------------------
        Wayne A. Stork
        Chairman, President and
        Chief Executive Officer



DELAWARE POOLED TRUST, INC.


By: /s/ Wayne A. Stork
    ------------------
        Wayne A. Stork
        President and
        Chief Executive Officer


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